Exhibit 10.2

Execution Version

INCREMENTAL FACILITY AMENDMENT, dated as of September 23, 2016 (this “Agreement”), to the ABL Credit Agreement dated as of August 9, 2016 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), among LSF9 CYPRESS HOLDINGS LLC, a Delaware limited liability company (the “Initial Borrower”), the Additional US Borrowers party thereto and the Additional Canadian Borrowers party thereto (with the Initial Borrower, the “Borrowers”), LSF9 CYPRESS PARENT LLC, a Delaware limited liability company (“Holdings”), the lenders and issuing banks party thereto from time to time (the “Lenders”) and GOLDMAN SACHS BANK USA, as administrative agent (together with its successors and permitted assigns in such capacities, the “Administrative Agent”), BANK OF AMERICA, N.A., as collateral agent (together with its successors and permitted assigns in such capacity, the “Collateral Agent”), with GOLDMAN SACHS BANK USA, BANK OF AMERICA, N.A. and WELLS FARGO BANK, NATIONAL ASSOCIATION acting as Joint Lead Arrangers and Joint Bookrunners and RBC CAPITAL MARKETS1 acting as a Joint Bookrunner.

A. Pursuant to Section 2.20 of the Credit Agreement, the Borrowers have requested that the persons set forth on Schedule I hereto (the “Incremental Revolving Lenders”) extend commitments (the “Incremental Revolving Commitments”) to the Borrowers under the Credit Agreement in an aggregate principal amount equal to $50.0 million.

B. The Incremental Revolving Lenders are willing to provide the Incremental Revolving Commitments to the Borrowers on the Incremental Facility Closing Date (as defined below) on the terms set forth herein and in the Credit Agreement and subject to the conditions set forth herein.

C. The Incremental Revolving Commitments shall constitute Revolving Credit Commitments under the Revolving Credit Facility. After giving effect to the Incremental Revolving Commitments, the amount of the total Revolving Credit Commitments on the Incremental Facility Closing Date shall be $300.0 million.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions. Capitalized terms used but not defined in this Agreement have the meanings assigned thereto in the Credit Agreement. The provisions of Section 1.2 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. This Agreement shall be an “Incremental Facility Amendment” for all purposes of the Credit Agreement and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2. Incremental Revolving Commitments. (a) On the terms and subject to the conditions set forth herein, effective as of the Incremental Facility Closing Date, each Incremental Revolving Lender hereby agrees to provide Incremental Revolving Commitments in the amount set forth opposite its name on Schedule I hereto.

(b) The Incremental Revolving Commitments and the loans and other extensions of credit made thereunder shall have the same terms applicable to the Revolving Credit Commitments under the Credit Agreement immediately prior to giving effect to this Agreement and the Loans and other extensions of credit made thereunder, respectively. From and after the Incremental Facility Closing Date, the Incremental Revolving Lenders shall be a party to the Credit Agreement, have the

[1]	RBC Capital Markets is a brand name for the capital markets activities of Royal Bank of Canada and its affiliates.

rights and obligations of a Lender thereunder and shall be an “Incremental Revolving Lender” and a “Lender”, the Incremental Revolving Commitments shall constitute “Revolving Credit Commitments” and the loans made thereunder shall constitute “Revolving Credit Loans” and “Loans”, in each case for all purposes of the Credit Agreement and the other Loan Documents. Letters of Credit issued under the Incremental Revolving Commitments shall be used solely to support payment and other obligations incurred in the ordinary course of business by Holdings and its Subsidiaries.

(c) The Borrowers may request the making of Loans under the Incremental Revolving Commitments from time to time on or after the Incremental Facility Closing Date for general corporate purposes of the Group Members, including for the consummation of Permitted Acquisitions.

(d) On the Incremental Facility Closing Date, pursuant to Section 2.20(c) of the Credit Agreement, each Revolving Credit Lender (other than Incremental Revolving Lenders, in their capacity as such) immediately prior to the increase in Revolving Credit Commitments provided by this Agreement will automatically and without further act be deemed to have assigned to each Incremental Revolving Lender providing an Incremental Revolving Commitment, and each such Incremental Revolving Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Credit Lender’s participations under the Credit Agreement in outstanding Letters of Credit such that, after giving effect to the Incremental Revolving Commitments and each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations under the Credit Agreement in Letters of Credit held by each Revolving Credit Lender (including each Incremental Revolving Lender) will equal such Revolving Credit Lender’s Applicable Percentage.

SECTION 3. Credit Agreement Amendments. In order to effect the Incremental Revolving Commitments, the Credit Agreement is hereby amended as follows:

(a) The last sentence of the definition of “Commitment” in Section 1.1 of the Credit Agreement is hereby amended to read in full as follows:

“On the Incremental No. 1 Effective Date, the aggregate amount of commitments is $300.0 million.”

(b) The definition of “Loan Documents” in Section 1.1 of the Credit Agreement is hereby amended to read in full as follows:

“Loan Documents”: this Agreement, the Letter of Credit Applications, the Security Documents, any Notes, the Intercreditor Agreement, the Incremental Facility Amendment No. 1, any Permitted Amendment, the Fee Letter and any other document executed and delivered in conjunction with this Agreement from time to time and designated as a “Loan Document”.

(c) The last sentence of the definition of “Revolving Credit Commitments” in Section 1.1 of the Credit Agreement is hereby amended to read in full as follows:

“The aggregate amount of the total Revolving Credit Commitments on the Incremental No. 1 Effective Date is $300.0 million.”

(d) The following new terms and their related definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

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“Incremental Facility Amendment No. 1”: means the Incremental Facility Agreement, dated as of the Incremental No. 1 Effective Date, among the Initial Borrower, Holdings, the other US Loan Parties party thereto, the Lenders Party thereto and the Administrative Agent and the other parties thereto.

“Incremental No. 1 Effective Date”: means September [23], 2016.

(e) Schedule 2.1 to the Credit Agreement is hereby amended and restated in full, a copy of which is attached hereto as Schedule II.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each of Holdings, each Borrower and each other Loan Party party hereto hereby jointly and severally represents and warrants to the Administrative Agent and each Lender that (i) the representations and warranties set forth in Article 3 of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Incremental Facility Closing Date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (it being understood and agreed that (x) references therein to Loan Documents shall include this Agreement and the Credit Agreement as amended by this Agreement and (y) the reference in Section 3.18 of the Credit Agreement to “the Closing Date, after giving effect to the Transactions to be consummated on the Closing Date” shall be deemed to refer instead to “the Incremental Facility Closing Date, after giving effect to the transactions consummated on the Incremental Facility Closing Date”); provided, that in each case such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality or “Material Adverse Effect”; and (ii) no Default or Event of Default has occurred and is continuing on the Incremental Facility Closing Date or after giving effect to the Incremental Facility.

SECTION 5. Fees. The Initial Borrower agrees to pay to the Administrative Agent, for the account of each Incremental Revolving Lender an upfront fee (the “Upfront Fee”) in an amount equal to 0.20% of the aggregate principal amount of the Incremental Revolving Commitments; provided that the Borrowers shall have no liability for the Upfront Fee if this Agreement does not become effective in accordance with Section 6 below. The Upfront Fee shall be earned, due and payable in full in immediately available funds on, and subject to the occurrence of, the Incremental Facility Closing Date.

SECTION 6. Conditions Precedent to the Incremental Revolving Commitments. This Agreement and the Incremental Revolving Commitments shall become effective on the date (the “Incremental Facility Closing Date”) and the amendments set forth in Section 3 shall be effective upon the satisfaction (or waiver by the Incremental Revolving Lenders) of each of the following conditions:

(a) The Administrative Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of (1) the Initial Borrower, (2) Holdings, (3) each other Borrower, (4) each other Loan Party and (5) each Incremental Revolving Lender.

(b) Each of the conditions set forth in Sections 4.2(a), (b) and (d) of the Credit Agreement (it being understood that all references to “the Closing Date” or similar language in such Sections shall be deemed to refer to the Incremental Facility Closing Date) shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated the Incremental Facility Closing Date and executed by a Responsible Officer of the Initial Borrower.

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(c) The Administrative Agent shall have received a certificate of a Responsible Officer of the Initial Borrower confirming the accuracy of the representations and warranties set forth in Section 4 hereof.

(d) The Administrative Agent shall have received, on behalf of itself and the Lenders, an opinion of (i) Gibson, Dunn & Crutcher LLP, as New York, Delaware and California counsel to the Loan Parties, (ii) Roger Towers, P.A., as Florida counsel to the Loan Parties, (iii) Babst, Calland, Clements and Zomnir, P.C., as Pennsylvania counsel to the Loan Parties and (iv) Lawson Lundell LLP, as Alberta and British Columbia counsel to the Loan Parties, in each case, dated the Incremental Facility Closing Date and addressed to each Agent and the Lenders and in form and substance reasonably satisfactory to the Administrative Agent, and Holdings and each Borrower hereby request such counsel to deliver such opinions.

(e) The Administrative Agent shall have received, with respect to each Loan Party, (i) a copy of the charter or other similar Organizational Document, including all amendments thereto, of such Loan Party, certified, if applicable, as of a recent date by the Secretary of State or other applicable Governmental Authority of the jurisdiction in which each such Loan Party is organized or incorporated, and, a certificate as to the good standing (to the extent applicable) of such Loan Party as of a recent date, from such Secretary of State or similar Governmental Authority; (ii) a certificate of the Secretary, Assistant Secretary or other appropriate Responsible Officer of such Loan Party dated the Incremental Facility Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or operating, management or partnership agreement of such Loan Party as in effect on the Incremental Facility Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby, including, in the case of the Borrowers, the Borrowings hereunder and under the Credit Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or organization, partnership agreement or other constitutive document of such Loan Party have not been amended since the date the documents furnished pursuant to clause (i) above were certified, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; and (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above; provided that if the Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary of any such Loan Party certifying that any certificate or articles of incorporation or organization or certification of formation, or by-laws or operating (or limited liability company) agreement required to be delivered by this paragraph (c) has not been amended, restated or otherwise modified since the version thereof delivered in satisfaction of the conditions precedent to Closing Date, then no copy of such document shall be required to be delivered pursuant to this paragraph (c).

(f) All reasonable out-of-pocket expenses (to the extent invoiced at least one Business Day prior to the Incremental Facility Closing Date) and fees due to the Lenders, the Administrative Agent and the Lead Arranger (including the fees specified in Section 5 hereof) that are required to be paid on the Incremental Facility Closing Date shall have been paid.

(g) The Administrative Agent shall have received, at least three Business Days prior to the Incremental Facility Closing Date, all documentation and other information about the Loan Parties required by regulatory authorities by applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act, as has been requested in writing at least ten Business Days prior to the Incremental Facility Closing Date by the Administrative Agent.

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SECTION 7. Effect of this Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Incremental Facility Closing Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 8. Reaffirmation. Each of Holdings, each Borrower and each other Loan Party identified on the signature pages hereto (collectively, Holdings, the Borrowers and the other Loan Parties, the “Reaffirming Loan Parties”) hereby acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Agreement and the transactions contemplated hereby. Each Reaffirming Loan Party hereby consents to this Agreement and the transactions contemplated hereby, and hereby ratifies and confirms in all respects its respective guarantees, pledges and grants of security interests (including, without limitation, in respect of the Incremental Revolving Commitments), as applicable, under each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Agreement and the transactions contemplated hereby, such guarantees, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties (including, without limitation, in respect of the Incremental Revolving Lenders). Each of the Reaffirming Loan Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to effect the purposes of this Agreement, the transactions contemplated hereby and the Loan Documents and hereby reaffirms its obligations under each provision of each Loan Document to which it is party.

SECTION 9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier (or other electronic transmission) of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 10. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 11. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

HOLDINGS

LSF9 CYPRESS PARENT LLC

By:	/s/ Kyle Volluz
Name: Kyle Volluz
Title: President

INITIAL BORROWER

LSF9 CYPRESS HOLDINGS LLC

By:	/s/ Ruben Mendoza
Name: Ruben Mendoza
Title: Chief Executive Officer and President

[Signature Page to the Incremental Facility Amendment to the ABL Credit Agreement]

ADDITIONAL US BORROWERS

FOUNDATION BUILDING MATERIALS, LLC

FBM BAV LLC

FBM WAGNER DISTRIBUTION LLC

FBM WHOLESALE BUILDERS SUPPLY LLC

FBM SOUTHWEST LLC

OXNARD BUILDING MATERIALS, INC.

GREAT WESTERN BUILDING MATERIALS, INC.

PROWALL BUILDING PRODUCTS, INC.

FBM/W&S LLC

FBM GYPSUM SUPPLY LLC

HOME ACRES BUILDING SUPPLY CO. LLC

KOBRIN BUILDERS’ SUPPLY HOLDINGS, LLC

KOBRIN BUILDERS SUPPLY, LLC

FBM LOGISTICS, LLC

FBM WASHINGTON LLC

FBM GYPSUM SUPPLY OF ILLINOIS LLC

FBM MICHIGAN LLC

FBM COLUMBUS LLC

FBM OHIO LLC

FBM KENT GYPSUM SUPPLY, INC.

CONSTRUCTION PRODUCTS ACQUISITION, LLC

FBM GALAXY, INC.

FBM MINNESOTA, INC.

By:	/s/ Ruben Mendoza
Name:	Ruben Mendoza
Title:	Chief Executive Officer and President

[Signature Page to the Incremental Facility Amendment to the ABL Credit Agreement]

US SUBSIDIARY GUARANTORS

FBM AIV BLOCKER LLC.
FBM AIV BLOCKER II LLC
FBM INTERMEDIATE LLC
HOME ACRES HOLDINGS LLC
FBM INTERMEDIATE HOLDINGS LLC
FBM GWBM INC.
FBM HABS/KBS LLC

By:	/s/ Ruben Mendoza
Name:	Ruben Mendoza
Title:	Chief Executive Officer

FBM FINANCE, INC.

By:	/s/ Kyle Volluz
Name:	Kyle Volluz
Title:	President

[Signature Page to the Incremental Facility Amendment to the ABL Credit Agreement]

CANADIAN BORROWERS:

FBM CANADA GSD, INC.
FBM CANADA SPI, INC.

By:	/s/ Ruben Mendoza
	Name:	Ruben Mendoza
	Title:	Chief Executive Officer and President

[Signature Page to the Incremental Facility Amendment to the ABL Credit Agreement]

GOLDMAN SACHS BANK USA, as Administrative Agent and a Lender

By:	/s/ Thomas M. Manning
	Name:	Thomas M. Manning
	Title:	Authorized Signatory

[Signature Page to the Incremental Facility Amendment to the ABL Credit Agreement]

BANK OF AMERICA, N.A.,
as Collateral Agent and a Lender

By:	/s/ Carlos Gil
	Name:	Carlos Gil
	Title:	Senior Vice President

BANK OF AMERICA, N.A.
(acting through its Canada branch), as a Lender

By:	/s/ Sylwia Durkiewicz
	Name:	Sylwia Durkiewicz
	Title:	Vice President

[Signature Page to the Incremental Facility Amendment to the ABL Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION as a Lender and an Issuing Bank

By:	/s/ Krista Mize
	Name:	Krista Mize
	Title:	Authorized Signatory

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Lender

By:	/s/ David G. Phillips
	Name:	David G. Phillips
	Title:	Senior Vice President Credit Officer, Canada Wells Fargo Capital Finance Corporation Canada

[Signature Page to the Incremental Facility Amendment to the ABL Credit Agreement]

ROYAL BANK OF CANADA
as a Lender and an Issuing Bank

By:	/s/ Philippe Pepin
	Name:	Philippe Pepin
	Title:	Authorized Signatory

[Signature Page to the Incremental Facility Amendment to the ABL Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By:	/s/ Warren Van Heyst
Name: Warren Van Heyst
Title: Authorized Signatory

[Signature Page to the Incremental Facility Amendment to the ABL Credit Agreement]

SCHEDULE I

Lenders

Incremental Revolving Commitments

Lenders	Incremental Revolving Commitment
Goldman Sachs Bank USA	$10,000,000.00
Bank of America, N.A.[2]	$17,833,333.33
Wells Fargo Bank, National Association[3]	$17,833,333.33
Royal Bank of Canada	$3,333,333.34
Credit Suisse AG, Cayman Islands Branch	$1,000,000.00

Total	$50,000,000.00

[2]	Acting through its Canadian Branch when lending to Canadian Borrowers.
[3]	Acting through Wells Fargo Capital Finance Corporation Canada when lending to Canadian Borrowers.

SCHEDULE II

Schedule 2.1

Lenders

Commitment Schedule

Lender	Revolving Credit Commitment
Goldman Sachs Bank USA	$60,000,000.00
Bank of America, N.A.[4]	$107,000,000.00
Wells Fargo Bank, National Association[5]	$107,000,000.00
Royal Bank of Canada	$20,000,000.00
Credit Suisse AG, Cayman Islands Branch	$6,000,000.00

Total	$300,000,000.00

[4]	Acting through its Canadian Branch when lending to Canadian Borrowers.
[5]	Acting through Wells Fargo Capital Finance Corporation Canada when lending to Canadian Borrowers.